UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2013

LSI CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-10317	94-2712976
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Ridder Park Drive, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 433-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 15, 2013, LSI Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Avago Technologies Limited, a limited company organized under the laws of the Republic of Singapore (“Avago”), Avago Technologies Wireless (U.S.A.) Manufacturing Inc., a Delaware corporation and an indirect wholly owned subsidiary of Avago (“Parent”) and Leopold Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly owned subsidiary of Avago. The Merger Agreement was unanimously approved by the Company’s Board of Directors (the “Board”).

At the effective time of the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, each share of the Company’s common stock, par value $0.01 (“Company Common Stock”) issued and outstanding immediately prior to such time (other than shares of Company Common Stock held by the Company as treasury stock or directly owned by Parent or Merger Sub, which will be cancelled, and shares of the Company Common Stock with respect to which appraisal rights are properly exercised and not withdrawn under Delaware law) shall be automatically cancelled and converted into the right to receive $11.15 in cash, without interest.

Consummation of the Merger is subject to customary conditions, including without limitation (i) the required approval of the Merger Agreement by the Company’s stockholders, (ii) the expiration or early termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1974, as amended, and the receipt of regulatory clearance under certain foreign antitrust laws, (iii) the absence of any law or order that is in effect and restrains, enjoins or otherwise prohibits the Merger, (iv) the accuracy of the representations and warranties of the parties and compliance by the parties with their respective obligations under the Merger Agreement (subject to customary materiality qualifiers), (v) the conclusion of any review by the Committee on Foreign Investment in the United States, (vi) the absence of certain pending proceedings by a governmental authority with respect to the Merger; and (vii) the absence of any change, event or occurrence that has had or would reasonably be expected to have a material adverse effect on the Company.

Avago intends to fund the transaction with $1 billion of cash from the combined balance sheet and fully-committed financing from the following sources: a (i) $4.6 billion term loan from a group of banks; and (ii) $1 billion investment from Silver Lake Partners IV, L.P., which is expected to be in the form of a seven year 2% convertible note with a conversion price of $48.04 per share or preferred stock with equivalent economic terms.

The Company has made customary representations and warranties and covenants in the Merger Agreement. Among other things, the Company may not solicit or initiate discussions (and has agreed to cease any existing discussions) with third parties regarding other proposals to acquire the Company and has agreed to certain restrictions on its ability to respond to such proposals. In addition, until the termination of the Merger Agreement or the effective time of the Merger, the Company has agreed to operate its business in the ordinary course of business consistent with past practice and has agreed to certain other negative covenants.

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $200 million. The Merger Agreement also provides that Parent will be required to pay the Company a reverse termination fee of $400 million under certain circumstances specified in the Merger Agreement. In addition to the foregoing termination rights, either party may terminate the Merger Agreement if the Merger is not consummated before September 23, 2014.

The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Avago, Parent and Merger Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement; (ii) have been qualified by matters specifically disclosed in any reports filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) prior to the date of the Merger Agreement and confidential disclosures made to Avago, Parent and Merger Sub in connection with the Merger Agreement negotiations; (iii) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors; (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement; and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company files or has filed with the SEC.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Item 8.01	OTHER EVENTS

On December 16, 2013, the Company distributed the following materials with respect to the proposed Merger, the full text of which are attached hereto as Exhibits 99.1-99.7 and incorporated herein by reference:

•	Letter from Abhi Talwalkar to Customers and Partners (Exhibit 99.1)

•	Letter from Abhi Talwalkar to Company Employees (Exhibit 99.2)

•	Employee All Hands Presentation (Exhibit 99.3)

•	Letter from Hock Tan to Company Employees (Exhibit 99.4)

•	Company FAQs for Employees (Exhibit 99.5)

•	Conference Call Script Relating to Announcement of the Merger (Exhibit 99.6)

•	Investor Q&A Relating to Announcement of the Merger Agreement (Exhibit 99.7)

Forward Looking Statements

This communication may contain forward-looking statements. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although Avago Technologies Limited (“Avago”) and LSI Corporation (“LSI”) believe that the expectations reflected in the forward-looking statements are reasonable, any or all of such forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Avago, LSI or their respective business or operations. Factors which could cause actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the stockholders of LSI to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger, including clearance from the Committee on Foreign Investment in the United States, are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of LSI and Avago to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of LSI or Avago; (5) the ability of LSI to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) the failure by Avago to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in LSI’s and Avago’s respective most recent Annual Reports on Form 10-K, and LSI’s and Avago’s more recent reports filed with the SEC. LSI and Avago can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, neither LSI nor Avago undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It; Participants in Solicitation

This communication is being made in respect of the proposed transaction involving LSI Corporation (“LSI”) and Avago Technologies Limited (“Avago”). The proposed transaction will be submitted to the stockholders of LSI for their consideration. In connection with the proposed transaction, LSI will prepare a proxy statement to be filed with the SEC. LSI and Avago also plan to file with the SEC other documents regarding the proposed transaction. LSI’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of LSI. Investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) filed with the SEC from the SEC’s website at http://www.sec.gov. Investors will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to www.lsiproxy.com, by writing to LSI Corporation, 1110 American Parkway NE, Allentown, PA 18109, Attn: Response Center, or by calling 1 (800) 372-2447.

LSI and Avago and their respective directors, executive officers may be deemed to be participants in the solicitation of proxies from LSI’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed Merger. Information regarding LSI’s directors and executive officers is contained in LSI’s Annual Report on Form 10-K for the year ended December 31, 2012, the proxy statement for LSI’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2013, and subsequent filings which LSI has made with the SEC. Information regarding Avago’s directors and executive officers is contained in Avago’s Annual Report on Form 10-K for the year ended October 28, 2012, the proxy statement for the Avago’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on February 20, 2013, and subsequent filings which Avago has made with the SEC. Investors may obtain additional information regarding the interests of LSI and its directors and executive officers in the proposed Merger, which may be different than those of LSI’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Agreement and Plan of Merger, dated as of December 15, 2013, by and among LSI Corporation, Avago Technologies Limited, Avago Technologies Wireless (U.S.A.) Manufacturing Inc. and Leopold Merger Sub, Inc.

99.1	Letter from Abhi Talwalkar to Customers and Partners distributed on December 16, 2013 by LSI Corporation

99.2	Letter from Abhi Talwalkar to LSI Corporation Employees distributed on December 16, 2013 by LSI Corporation

99.3	Employee All Hands Presentation distributed on December 16, 2013 by LSI Corporation

99.4	Letter from Hock Tan to LSI Corporation Employees distributed on December 16, 2013 by Avago Technologies Limited

99.5	LSI Corporation FAQs for Employees distributed on December 16, 2013 by LSI Corporation

99.6	Conference Call Script of Avago Technologies Limited and LSI Corporation Relating to Announcement of the Merger, dated December 16, 2013

99.7	Investor Q&A of Avago Technologies Limited and LSI Corporation Relating to Announcement of the Merger Agreement, dated December 16, 2013

*	Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain exhibits and schedules to the Agreement and Plan of Merger have been omitted. LSI hereby agrees to furnish supplementally to the SEC, upon its request, any or all omitted exhibits or schedules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI Corporation

Date: December 16, 2013	By:	/s/ Bryon Look
Bryon Look Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of December 15, 2013, by and among LSI Corporation, Avago Technologies Limited, Avago Technologies Wireless (U.S.A.) Manufacturing Inc. and Leopold Merger Sub, Inc.

99.1	Letter from Abhi Talwalkar to Customers and Partners distributed on December 16, 2013 by LSI Corporation

99.2	Letter from Abhi Talwalkar to LSI Corporation Employees distributed on December 16, 2013 by LSI Corporation

99.3	Employee All Hands Presentation distributed on December 16, 2013 by LSI Corporation

99.4	Letter from Hock Tan to LSI Corporation Employees distributed on December 16, 2013 by Avago Technologies Limited

99.5	LSI Corporation FAQs for Employees distributed on December 16, 2013 by LSI Corporation

99.6	Conference Call Script of Avago Technologies Limited and LSI Corporation Relating to Announcement of the Merger, dated December 16, 2013

99.7	Investor Q&A of Avago Technologies Limited and LSI Corporation Relating to Announcement of the Merger Agreement, dated December 16, 2013

*	Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain exhibits and schedules to the Agreement and Plan of Merger have been omitted. LSI hereby agrees to furnish supplementally to the SEC, upon its request, any or all omitted exhibits or schedules.